Exhibit  10.4

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

MAX SOUND
2902A Colorado Ave.
Santa Monica, CA. 90404
310-264-0230

Audio Processing Production Contract

1. The Purpose of this document is to establish a contract between Max Sound Corporation, hereinafter referred to as PRODUCER, and Flying Pig Productions, hereinafter referred to as CLIENT for the production of a 12 track HD Audio Master “See Exhibit “A” attached, hereinafter referred to as the PROJECT.

2. PRODUCER offers to apply the MAX SOUND process the PROJECT for CLIENT in exchange for valuable consideration as specified in Paragraph 9 below.

3. DESCRIPTION OF THE PROJECT: The PROJECT is to be 12 audio tracks produced from a Master at the Clients recording studio from the Artist Tim Foust See Exhibit “A” attached.

The purpose of the PROJECT is to apply the MAX SOUND process to enhance the quality of the original Master of the audio.

No other use of the project is anticipated, nor have terms of consideration been agreed upon to for any but the use specified herein.

4. The CLIENT shall provide the Producer a finished /mixed Project, in a format standard to the production industry, prior to the start of production.

5. The PRODUCER assures the highest possible standards of production for the specified budget.

6.  PRODUCER warrants that the production shall cost no more than the grand total listed on said budget without prior written consent of the CLIENT. CLIENT reserves the right to increase, not decrease said budget at any time after budget approval.

7. PRODUCER shall submit production schedule to the CLIENT for approval. Once said production schedule is approved in writing, any deviation or delay therefrom caused by the CLIENT shall be considered unreasonable and any costs for said delay shall be charged to the production budget over and above the original grand total of said budget.

8. PRODUCER insures to provide a finished version of the PROJECT to the CLIENT within a reasonable time frame at the CLIENT'S place of business which is;

Address 1: 2951 Saturn Street Suite D
City: Brea  State: Ca  Zip: 92821
Email: joe@flying pigproductions.com  Phone: 714-572-1220

9. The total of the license fee for the PROJECT approved by the CLIENT is $ **** in addition to a ***% revenue sharing license fee:

This total is payable as follows:

Initials______	Page 1 of 4

Confidential and Proprietary © 2011 MAX SOUND Corporation – (OTCBB: MAXD)
Do not distribute.

***Text Omitted and Filed Separately with the Securities and Exchange
Commission. Confidential Treatment Requested Under
17 C.F.R. Sections 200.80(b)(4) and 240.24b-2

$ *** deposit to confirm project

LICENSE RIGHTS
The MAX SOUND License allows the Client to distribute the production with the MAX SOUND audio content to the appropriate output sources (broadcast, duplication, CD, MP3, AAC etc.).

REVENUE SHARING
Client agrees to compensate PRODUCER ***% of all Gross Monies received by Client on all revenue received by Client on any or all audio tracks listed on Exhibit “A” attached. Payment to Producer will be on the 1st of every month and will be reoccurring with no termination date. Producer will have the right to audit Clients records with a 30 days notice. Producer will incur all costs associated with the Audit.

MAX SOUND LOGO (TRADEMARK) PLACEMENT
It is required that the MAX SOUND logo be displayed on all Websites promoting or offering any or all of the audio tracks in Exhibit ‘A” attached.
The logo shall also be prominently displayed in all packaging (including CD and DVD) and promotional materials associated with the current production. MAX SOUND will provide the logo in standard formats upon request.

Duplication services are not included in this agreement.

FACILITIES
If any of the services are to be performed at MAX’s facilities, Client’s employees, agents and subcontractors will follow all of MAX’s policies and procedures concerning security, as well as all work rules and regulations, including signing a confidentiality agreement in a form acceptable to MAX.

CONFIDENTIALITY
Client agrees to keep the nature of the services and the Work Product provided under all Statements of work issued hereunder, as well as all information disclosed by Producer to Client and its employees pursuant to this Agreement, confidential. All other information exchanged under this Agreement is non-confidential. If either party elects to disclose any other confidential information to the other party, such disclosure will be made under the terms and conditions of a separately written non-disclosure agreement signed by both parties.

GENERAL PROVISIONS
Notices. All notices (including requests, consents or waivers) made under this Agreement will be in writing and delivered by facsimile, electronic mail or other electronic means (in which case the recipient will provide acknowledgment within one (1) business day separately from any machine-generated automatic reply); or by prepaid means providing proof of delivery. Notices are effective upon receipt, and will be sent to the addresses shown on the cover page of this agreement. Either party may change its address upon notice as required by this Section.

All Amendments in Writing. No waiver, amendment or modification of any provisions of this agreement will be effective unless it is in writing, prepared as an amendment referencing this Agreement, and signed by duly authorized representatives of both parties. Furthermore, no provisions in either party’s purchase orders; invoices or other business forms employed by either party will supersede the terms and conditions of this agreement.

Entire Agreement.  This Agreement, which includes all Statements of Work issued hereunder, constitutes the entire agreement between Client and Producer concerning the subject matter hereof and thereof, and superseded all previous communications, representations, understandings and agreements, whether verbal or written, between the parties to this Agreement.

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Confidential and Proprietary © 2011 MAX SOUND Corporation – (OTCBB: MAXD)
Do not distribute.

Delay is Not Waiver. No failure or delay by either party in exercising any right, power or remedy under this agreement, except as specifically provided in this Agreement, will operate as a waiver of any such right, power or remedy.

Force Majeure. Neither party will be responsible for delays or failure of performance resulting from acts beyond the reasonable control of such party. Such acts include, but are not limited to, acts of God, strikes, walkouts, riots, acts of war, epidemics, governmental regulations, power failures, earthquakes, or other disaster.

Severability.  If any provisions of this Agreement are held to be invalid or unenforceable, they are to that extent to be deemed omitted and the remaining provisions of this Agreement will remain in full force and effect.

Records. For a period of 10 years from the date of Producers last payment received hereunder, Client will maintain complete and accurate records in accordance with generally accepted accounting practices to substantiate the Payments to Producer, as well as to verify Client’s compliance with the terms and conditions of this Agreement. Producer will have access to such records during normal business hours.

Arbitration. Any dispute arising from this Agreement shall be submitted to a binding expedited arbitration conducted in the venue of the defending party’s choice by and pursuant to the commercial arbitration rules of the American Arbitration Association, with a single arbitrator who is a disinterested attorney practicing primarily in the entertainment field.  This Agreement shall be governed by and construed under and in accordance with the internal laws of the State of California.

Attorney’s Fees. In any arbitration or other proceeding brought under or in connection with this Agreement, the services provided under this Agreement, or the relationship created by this Agreement, the prevailing party shall be awarded all attorneys’ fees and other costs reasonably incurred.

In witness of this, the parties to this Agreement, by their respective duly authorized officers or representatives, have each executed this Agreement effective as of the date first written above.

I have read, understand and agree with every provision of this contract and by my signature, hereby certify that I accept and agree to abide by them and that I am competent and legally qualified to enter in to such a contract.

Signed and executed on this 5th Day of July, 2011, in the city of Brea, CA, located in

Los Angeles County by:

Flying Pig Productions

Signature__________________________
Joe Bilotta
Title President -- Flying Pig Productions

Max Sound Corporation

Signature__________________________
John Blaiure
Title President -- Max Sound Corporation

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Confidential and Proprietary © 2011 MAX SOUND Corporation – (OTCBB: MAXD)
Do not distribute.

Max Sound Corporation

Signature__________________________
John Blaiure
Title President -- Max Sound Corporation

EXHIBIT “A”

Artist Audio Tracks Tim Foust

1. Everything will be Ok

2. Your’e So Yesterday

3. I’ve Seen

4. Without You

5. The Best I could Do

6. On My Way Home

7. Why Can’t I Let You Go

8. I Dare You

9. They Way the Story Goes

10. A Thousand Times

11. Champagne Taste

12. Love, Love, Love

Initials______	Page 4 of 4

Confidential and Proprietary © 2011 MAX SOUND Corporation – (OTCBB: MAXD)
Do not distribute.